UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  December 31, 2007

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Broadband HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15807 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective December 11, 2007, Applied Micro Circuits Corporation began trading under the NASDAQ ticker “AMCCD.”

Effective December 13, 2007, deposits of Applied Micro Circuits Corporation (NASDAQ ticker “AMCCD”), an underlying constituent of the Broadband HOLDRS Trust, for creation of Broadband HOLDRS, decreased to 0.5 shares per round lot of 100 Broadband HOLDRS due to the 1 for 4 reverse stock split of Applied Micro Circuits Corporation.

Effective January 10, 2008, Applied Micro Circuits Corporation (NASDAQ ticker “AMCCD”), an underlying constituent of the Broadband HOLDRS Trust, changed its ticker symbol back to “AMCC.”

Item 9.01.	Financial Statements and Exhibits

(c)           Exhibits

99.1	Broadband HOLDRS Trust Prospectus Supplement dated December 31, 2007 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: February 12, 2008	By:	/s/ Satyanarayan R. Chada
	Name:	Satyanarayan R. Chada
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Broadband HOLDRS Trust Prospectus Supplement dated December 31, 2007 to Prospectus dated August 15, 2007.